UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 9, 2021
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2021, the Board of Directors (the “Board”) of Delek Logistics GP, LLC, the general partner (the “General Partner”) of Delek Logistics Partners, LP (the “Partnership”), amended the Delek Logistics GP, LLC 2012 Long-Term Incentive Plan (as amended and restated, the “Plan”) to increase the number of common units representing limited partner interests in the Partnership (the “Common Units”) authorized for issuance with respect to awards thereunder from 612,207 Common Units to 912,207 Common Units. The term of the Plan was also extended to June 9, 2031. The Partnership filed a registration statement on Form S-8 to register the additional Common Units to be authorized for grants of awards under the Plan that were not registered pursuant to the registration statement on Form S-8 filed by the Partnership on December 4, 2012 (Registration No. 333‑185264).

The summary of the Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1
Delek Logistics GP, LLC Amended and Restated 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Partnership's Registration Statement on Form S-8 (Registration No. 333-256954) filed on June 10, 2021).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its General Partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)